FINANCIAL RISK MANAGEMENT	12 Months Ended
Dec. 31, 2020
Disclosure of general information about financial statements [Abstract]
FINANCIAL RISK MANAGEMENT
25. FINANCIAL RISK MANAGEMENT
Liquidity risk
Liquidity risk is the risk that the Company will encounter difficulty in meeting obligations associated with financial liabilities that are settled by delivering cash or another financial asset. We manage the liquidity risk inherent in these financial obligations by preparing monthly financial summaries, monthly and quarterly forecasts and annual long-term budgets which forecast cash needs and expected cash availability to meet future obligations. Typically, these obligations are met by cash flows from operations and from cash on hand. Scheduling of capital spending and acquisitions of financial resources may also be employed, as needed and as available, to meet the cash demands of our obligations.
Our ability to repay or refinance our future obligations depends on a number of factors, some of which may be beyond our control. Factors that influence our ability to meet these obligations include general global economic conditions, credit and capital market conditions, results of operations, mineral reserves and resources and the price of gold.
The Company's treasury policy specifies that cash is to be held in banks with a rating of A or higher by Moody's Investors Service or Standard & Poor's Financial Services LLC. In addition, the Company's investment policy allows investment of surplus funds in permitted investments consisting of US treasury bills, notes and bonds, government sponsored agency debt obligations, corporate debt or municipal securities with credit rating of at least AA. All investments must have a maximum term to maturity of one year.
Macquarie Credit Facility Financial Covenants
The Macquarie Credit Facility includes covenant clauses requiring the Company to maintain certain key financial ratios. The Company must maintain a Debt Service Coverage Ratio of greater than 1.20:1, tested quarterly on a rolling four-quarter basis as at the end of each of the fiscal quarters beginning with the fiscal quarter ended June 30, 2020; maintain a ratio of Net Debt to EBITDA of less than 3.00:1, tested quarterly on a rolling four-quarter basis as at the end of each of the fiscal quarters; demonstrate, on the basis of the consolidated financial statements and annual consolidated corporate budget, that from December 31, 2020 and for each fiscal quarter thereafter, the Convertible Debentures can be repaid in full in cash by the maturity in August 2021 while maintaining (after giving effect to such repayment in cash) a positive cash position (excluding restricted cash) of $25 million; and ensure that at all times the sum of aggregate indebtedness does not exceed $135 million.
The following table shows our contractual obligations as at December 31, 2020:

	Payment due by period
(Stated in thousands of U.S dollars)	Less than 1 Year	1 to 3 years	4 to 5 years	More than 5 Years	Total
Accounts payable and accrued liabilities	41,297	—	—	—	41,297
Debt[1]	51,498	60,000	—	—	111,498
Lease liabilities	297	606	578	—	1,481
Interest on debt and lease liabilities	6,517	4,636	28	—	11,181
Current income tax liabilities	12,774	—	—	—	12,774
Purchase obligations	10,109	—	—	—	10,109
Rehabilitation provisions[2]	2,024	10,136	4,778	813	17,751
Total	124,516	75,378	5,384	813	206,091
[1] Includes the outstanding repayment amounts from the 7% Convertible Debentures maturing on August 15, 2021 and the Macquarie Credit Facility.
[2] Rehabilitation provisions indicates the expected undiscounted cash flows for each period.
As at December 31, 2020, the Company has current assets of $121.7 million compared to current liabilities of $117.1 million. As at December 31, 2020, the Company had a cash balance of $60.8 million.
The Company expects to meet its short-term financial needs through its cash on hand and cash flow from operations. The Company has an undrawn amount of $10 million on the Macquarie Credit Facility which is available in conjunction with the redemption of the Convertible Debentures maturing in August 2021. Also, the Company entered into a sales agreement relating to a $50 million “at the market” equity program of which the proceeds can be used for discretionary growth capital, exploration, general corporate purposes and working capital. As at February 24, 2021, no shares of common stock had been sold under the "at the market" sales agreement.

Capital risk
The Company manages its capital in a manner that will allow it to continue as a going concern while maximizing the return to shareholders through the optimization of the debt and equity balance.
In the management of capital, the Company includes the components of equity, long-term debt, net of cash and cash equivalents.

	As of	As of
	December 31, 2020	December 31, 2019
Equity/(deficiency)	25,774	(32,123)
Long-term debt	55,732	90,782
	81,506	58,659
Cash and cash equivalents	(60,809)	(53,367)
	20,697	5,292
The Company manages its capital structure and adjusts it in light of changes in economic conditions and the risk characteristics of the underlying assets. In doing so, the Company may issue new shares, restructure or issue new debt and acquire or dispose of assets.
Our exposure to market risk includes, but is not limited to, the following risks: changes in interest rates on our debt, changes in foreign currency exchange rates and commodity price fluctuations.
Interest rate risk
Interest rate risk is the risk that the future cash flows of a financial instrument will fluctuate because of changes in market interest rates. The Macquarie Credit Facility incurs interest at 4.5% plus the applicable USD LIBOR rate per annum. Based on our current $60.0 million outstanding balance, a 100 basis point change in the USD LIBOR rate would result in a change in interest expense of $0.6 million. We have not entered into any agreements to hedge against unfavorable changes in interest rates but may do so in the future to actively manage our exposure to interest rate risk.
Foreign currency exchange rate risk
Currency risk is risk that the fair value of future cash flows will fluctuate because of changes in foreign currency exchange rates. In addition, the value of cash and cash equivalents and other financial assets and liabilities denominated in foreign currencies can fluctuate with changes in currency exchange rates.
Since our revenues are denominated in U.S. dollars and our operating unit transacts much of its business in U.S. dollars, we are typically not subject to significant impacts from currency fluctuations. However, certain purchases of labor, operating supplies and capital assets are denominated in Ghana cedis, Euros, British pounds, Australian dollars, South African rand and Canadian dollars. To accommodate these purchases, we maintain operating cash accounts in non-US dollar currencies and appreciation of these non-US dollar currencies against the U.S. dollar results in a foreign currency gain and a decrease in non-U.S. dollar currencies results in a loss. During 2020 and 2019, we had no currency-related derivatives. At December 31, 2020 and December 31, 2019, we held cash and cash equivalents denominated in foreign currency of $20.6 million and $6.1 million, respectively.
Commodity price risk
Gold is our primary product and, as a result, changes in the price of gold can significantly affect our results of operations and cash flows. Based on our gold production in the year, a $100 per ounce increase in gold price would have resulted in approximately a $15.4 million and $13.0 million increase in our sales revenues and operating cash flows, respectively. To reduce gold price volatility, we have entered into costless collars consisting of put and call options as discussed in Note 24. A $100 per ounce change to the year end gold spot price of $1,891/oz (LBMA AM fix as at December 31, 2020) would have no impact to the year end costless collar positions expiring in 2021 and 2022. During the year ended December 31, 2020, the Company recognized unrealized losses of $2.2 million and realized losses of $2.5 million on non-hedge accounted collar contracts.
Credit risk
Credit risk is the risk that one party to a financial instrument will cause a financial loss for the other party by failing to discharge an obligation. Our credit risk is primarily associated with the deferred consideration for the sale of Prestea (Note 5), liquid financial assets and derivatives.
We limit exposure to credit risk on liquid financial assets by holding our cash, cash equivalents, restricted cash and deposits at highly-rated financial institutions. Management closely monitors its financial assets and does not have any significant concentration of credit risk other than the unsecured non-interest bearing receivable balances owed from FGR. The credit risk associated with the deferred consideration from the sale of Prestea has been managed through the due diligence process that considered the financial standing of the counter party and is supported by an unsecured parent guarantee. Risks associated with gold trade receivables is considered minimal as we sell gold to a credit-worthy buyer who settles promptly within two days of receipt of gold bullion.